SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: August 2, 2004
(Date of earliest event reported):

ACTION PERFORMANCE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No.: 0-21630

Arizona	86-0704792
(State or other jurisdiction of incorporation or jurisdiction)	(IRS Employer Identification No.)

1480 South Hohokam Drive
Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

(602) 337-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES

Item 5. Other Events

     On August 2, 2004, Action Performance Companies, Inc. redeemed the remaining $29,935,000 of its 4 3/4% convertible subordinates notes at a price of 100.68 percent.

Item 7. Financial Statements and Exhibits

     None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2004	Action Performance Companies, Inc.
	By:	/s/ R. David Martin
		Name:	R. David Martin
		Title:	Chief Financial Officer, Secretary and Treasurer